Exhibit 10.3

WAFER SUPPLY AGREEMENT AMENDMENT NO. 6
This Sixth Amendment to the WAFER SUPPLY AGREEMENT (this “Sixth Amendment”), dated as of August 30, 2016, amends that certain Wafer Supply Agreement, dated March 2, 2009 (the “Original WSA,” as amended by this Sixth Amendment, the “Agreement”), as previously amended by Wafer Supply Agreement Amendment No. 1 dated as of April 2, 2011, Wafer Supply Agreement Amendment No. 2 dated as of March 4, 2012, Wafer Supply Agreement Amendment No. 3 dated as of December 6, 2012, Wafer Supply Agreement Amendment No. 4 dated as of March 30, 2014 and Wafer Supply Agreement Amendment No. 5, dated as of April 16, 2015 (collectively, the “Prior Amendments”) by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in the Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement), GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”), on behalf of itself and its direct and indirect wholly‑owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth in the Agreement; and (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES U.S. Inc., a Delaware Corporation (“USOpCo”), which is a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with USOpCo’s sales activities (AMD, FoundryCo and USOpCo are collectively referred to herein as the “Parties”). Capitalized terms used in this Sixth Amendment shall have the meanings ascribed to them herein. Capitalized terms without definitions herein shall have the meanings set forth in the Original WSA.
WHEREAS, as a matter of convenience and without waiving any of their respective rights, the Parties wish to merge the remaining obligations of the Prior Amendments with this Sixth Amendment such that except as expressly agreed to the contrary herein, the Original WSA and this Sixth Amendment shall set forth all of the obligations among them with respect to AMD’s purchase of Products to be manufactured by FoundryCo;
WHEREAS, the Parties wish to set forth their agreement with respect to certain purchase commitments, pricing and other terms of the Agreement primarily regarding 14nm and smaller MPU Products, GPU Products and Chipset Products during the period from January 1, 2016 through December 31, 2020 (the “5-year Period”);
NOW, THEREFORE, in consideration of the promises and mutual agreements and covenants set forth, and intending to be legally bound, the Parties hereby agree as follows:

1.	TERM AND PRIOR AMENDMENTS

a.
The term of this Sixth Amendment shall be concurrent with the 5-year Period. Except as specifically provided in Section 2(b) and Section 2(i)(i), this Sixth Amendment shall supersede all Prior Amendments, and such Prior Amendments shall have no further force and effect.

Exhibit 10.3

b.
Prior to the expiration of the 5-year Period, and in any event no later than December 31, 2019, the Parties shall engage in good faith discussions to enter into another amendment to the WSA. In the event of a failure to agree to such an amendment, the terms of the Original WSA shall apply.

2.	FUTURE TAPEOUTS, EXCLUSIVITY AND WAIVER PRODUCTS

a.	General Exclusivity Obligations
Except as expressly permitted in this Sixth Amendment, AMD agrees that:
1. it shall not [****];
2. AMD shall purchase [****] from FoundryCo; and
3. each of AMD’s and FoundryCo’s rights and obligations with respect to MPU Products, GPU Products and Chipset Products shall remain as governed by the Original WSA.

b.	[****] Waivers
With respect to the Products entitled [****] and [****] (the “[****] Waiver Products”), which one or more Prior Amendments permitted AMD to manufacture with [****], including any minor modifications and enhancements thereof (collectively the “Prior Waiver”), the Prior Waiver shall extend indefinitely throughout the entire life cycle of the [****] Waiver Products; provided, however, that such manufacturing of [****] Products will be limited to [****], and the manufacturing of [****] Products will be limited to [****]. The Parties agree that any waiver with respect to the [****] Products set forth in Prior Amendments has expired. The provisions of this Section 2(b) shall survive the expiration of the 5-year Period.

c.	[****] Waiver
Subject to AMD’s timely payment of the [****] Waiver Payments pursuant to Section 2.d, the [****] Waiver Payments pursuant to Section 2.g, the fixed payment pursuant to Section 2.k, and any Mitigation Payments owed pursuant to Section 4 of this Sixth Amendment, FoundryCo hereby waives any claim it may have arising out of or relating to the requirements of Sections 2.1(a) and 2.1(b) of the Agreement with respect to the tape out to and sourcing by AMD from [****] of the [****] Products named [****] (each of the [****] aforementioned Products a “[****] Waiver Product,” and a waiver relating to such [****] Waiver Product, a “[****] Waiver”). As used in this Sixth Amendment, [****] and [****] shall include [****]. AMD may not avoid the requirements in this Section 2.c by changing the names of Products or their scope. For the avoidance of doubt, AMD and FoundryCo agree that any future related Products or derivatives relating to or emanating from any of the [****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Waiver Products, other than minor enhancements or modifications of the foregoing that result in Products that could be sold as substitutes for one or more of the [****] Waiver Products without changes in AMD’s product features, shall not be covered by any [****] Waiver. Changes in AMD’s product features shall include, without limitation, [****]. To the extent that AMD believes that a minor enhancement or modification of any of the [****] Waiver Products is covered by the [****] Waiver, no later than [****] prior to taping out the enhanced or modified Product (or for such [****], promptly following AMD’s receipt of [****]), AMD shall provide FoundryCo with a written notice that includes a description of the enhancement or modification. In lieu of the notice requirements set forth in Section 15.4 of the Agreement, the notice requirement may be fulfilled via an email to the FoundryCo non-CFO Partnership Committee members. For the avoidance of doubt, no waivers exist for any other [****] Products and any such [****] Products are to be exclusively taped out to and manufactured by FoundryCo.

d.	[****] Waiver Payments

i.	Intentionally omitted.

ii.
Quarterly Payments. As partial consideration for the [****] Waivers, beginning in [****] 2017 with respect to [****] Waiver Products [****], and beginning in [****] 2017 with respect to [****] Waiver Products [****], AMD shall pay FoundryCo, on a quarterly basis, payments on a per-wafer basis to be calculated pursuant to Schedule 2(d)(i)(“[****] Quarterly [****] Waiver Payments”), such that for each relevant year in Column A, the total production wafer volume for such [****] Waiver Products supplied to AMD by [****] in the aggregate during such fiscal quarter is multiplied by the dollar amount in Column B that corresponds to [****] in Column C. The term “Total AMD [****] Wafers” means the [****]. The term “AMD [****] Wafers” means [****]. For purposes of calculating the [****] Quarterly [****] Waiver Payments, any AMD [****] Wafer volumes that were included in AMD’s Binding Forecasts to FoundryCo and were accepted by FoundryCo in writing, but that AMD subsequently purchased from [****] solely because FoundryCo subsequently informed AMD in writing that FoundryCo would not make the necessary capacity available to AMD (“Decommitted Wafers”), will be treated as if they had been purchased from FoundryCo rather than from [****]; provided, however, if AMD has not made cumulative [****] Quarterly [****] Waiver Payments to FoundryCo totaling at least [****] for wafers purchased by AMD from [****] other than such Decommitted Wafers (as reconciled by the annual true up process set forth in subsection 2.d.iii below), AMD will remain obligated to pay the [****] Quarterly [****] Waiver Payment amount for the quantity of Decommitted Wafers as necessary for FoundryCo to receive a cumulative total of [****] in [****] Quarterly [****] Waiver Payments. In order to facilitate and formalize the Parties’

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

communications regarding forecasts, the Parties will commence [****] forecast interlock meetings beginning in September 2016. During such [****] meetings, the Parties will discuss in good faith AMD’s forecast of [****] Wafers during the Binding Forecast Period and FoundryCo’s supply capability for such [****] Wafers. Following each [****] interlock, the Parties will memorialize FoundryCo’s acceptance of the agreed portions of AMD’s [****] Wafer forecasts with respect to the Binding Forecast Period in writing, which writing may be fulfilled by an email exchange between each Party’s designated member of the Partnership Committee expressly setting forth the agreement with respect to the applicable forecast and including the phrases “Agreed by AMD” and “Agreed by Globalfoundries” respectively. Any disagreements between the Parties with respect to [****] Wafer forecast commitments shall be escalated pursuant to Section 3.2 of the Agreement. AMD will calculate the [****] Quarterly [****] Waiver Payments no later than [****] following the end of each fiscal quarter in which AMD purchased any [****] Waiver Product from [****], and shall pay the [****] Quarterly [****] Waiver Payments no later than [****] of the end of the quarter in which the purchases occurred. AMD’s obligation to make timely [****] Quarterly [****] Waiver Payments is unconditional, and AMD’s failure to make timely [****] Quarterly [****] Waiver Payments shall, in addition to any other remedies available to FoundryCo in this Agreement, or at law or equity, result in the termination of the [****] Waivers as follows: (A) for a failure to make a timely [****] Waiver Payment where such payment default is not disputed by AMD in good faith, FoundryCo may terminate the [****] Waivers following [****] written notice to AMD if such payment default is not cured by AMD within such [****] period; and (B) for a payment default disputed by AMD in good faith, a Party may escalate the dispute to the Partnership Committee, and if the Partnership Committee is unable to resolve the dispute within [****] of escalation, then the dispute will be escalated to the Chief Executive Officers of AMD and FoundryCo for resolution. If the Chief Executive Officers discuss and fail to resolve the dispute within [****] of escalation, then FoundryCo may terminate the [****] Waivers upon written notice of termination to AMD.

iii.
Annual True Up. At the conclusion of each fiscal year and promptly following the payment of the [****] Quarterly [****] Waiver Payments for the fourth fiscal quarter of the relevant year, AMD shall calculate, pursuant to Schedule 2(d)(i) for each relevant year in Column A, the total production wafer volume for such [****] Waiver Products on an aggregate basis supplied to AMD by [****] during such fiscal year multiplied by the dollar amount in Column B that corresponds to [****] in Column C (such amount, the “[****] Annual [****] Waiver Payments”). To the extent the aggregate [****] Quarterly [****] Waiver Payments received by FoundryCo for the relevant year exceed the [****] Annual [****] Waiver Payments, then AMD shall invoice FoundryCo for the difference and FoundryCo shall reimburse

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

AMD no later than [****] from receipt of the invoice. To the extent the aggregate [****] Quarterly [****] Waiver Payments received by FoundryCo for the relevant year are less than the [****] Annual [****] Waiver Payments, then AMD shall pay FoundryCo the difference no later than [****] from the end of the calendar year. Illustrative examples of [****] Quarterly [****] Waiver Payments are set forth in Schedule 2(d)(ii) hereof.

e.	[****] Waiver Products [****]

i.
AMD shall purchase from FoundryCo at least [****] of its [****] Waiver Products (relating to [****]), as measured on a [****] basis, by the end of [****].  By the end of [****], AMD shall purchase from FoundryCo at least [****] of its [****] Waiver Products (relating to [****]), as measured on a [****] basis. The foregoing [****] and [****] amounts are hereinafter referred to as “[****] Targets”.

The Parties agree that with respect to the failure by AMD to achieve the [****] Targets only, FoundryCo’s sole and exclusive remedy for failure shall be AMD’s timely payment in full of the Mitigation Payments for the corresponding fiscal years pursuant to Section 4(b) of this Sixth Amendment (“Exclusive Remedy”), provided that the Exclusive Remedy shall not apply if one or more of the following conditions have occurred:
(a) AMD provides FoundryCo with an inaccurate forecast with respect to the [****] Waiver Products to be manufactured at FoundryCo that exceeds the applicable [****] and FoundryCo reasonably relies on such forecast to its detriment, subject to FoundryCo providing prior written notice to AMD of any FoundryCo commitment, purchase, installation or development of manufacturing capacity or related R&D expenses to meet AMD’s forecast in excess of the applicable [****];
(b) AMD fails to satisfy the [****] Targets despite the absence of material barriers to compliance; or
(c) AMD fails to comply with any of the exclusivity requirements of the Agreement, including without limitation the requirements set forth in Section 2 of this Sixth Amendment.

ii.
In order to support the achievement of the [****] Targets, AMD will tape out the Products listed below to FoundryCo pursuant to the dates below, and AMD will use commercially reasonable efforts to achieve the target Product ramp dates below:

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

iii.
AMD agrees that its tape out and ramp support obligations set forth in Section 2(e)(ii) above related to the [****] Waiver Products apply even if the Products are or are planned to be manufactured at a different Process Node or technology node (e.g., [****]) at [****]. AMD may not avoid the requirements in Sections 2(c) through 2(e) by changing the names of Products or their scope.

iv.
Furthermore, in support of the transition of [****] Waiver Products back to FoundryCo, AMD agrees to provide the following information and cooperation (collectively, the “[****] Plan”) to FoundryCo within [****] following execution of this Sixth Amendment [****]: (1) AMD [****] data requirements to assist FoundryCo in achieving supplier readiness; (2) scheduling information, including [****]; and (3) overview of AMD’s [****] strategy plans for [****], including AMD’s good faith estimate of the pricing necessary to [****], and [****] plans, including [****]. AMD shall update the [****] Plan on at least a [****] basis.

v.
FoundryCo agrees that, in order to facilitate AMD’s efforts to [****], FoundryCo will provide AMD with [****] at [****], [****], and a total of [****] for design support (“[****] Design Support Payment”), with such [****] Design Support Payment provided to reimburse AMD on a [****] basis for design support expenses as incurred, to be paid within [****] following the end of the applicable fiscal quarter, beginning in the [****], and as expenses are incurred by AMD, subject to receiving documentation of expenditures reasonably acceptable to FoundryCo, with the remaining balance to be paid within [****] following tape out at FoundryCo. AMD’s [****] expenditure amount and documentation may be submitted for payment via email from AMD’s CFO to FoundryCo’s CFO.

vi.	AMD and FoundryCo will discuss in good faith and mutually agree on [****], such discussion to include among other factors [****].

f.	[****] Waiver

i.
Subject to AMD’s timely payment of the [****] Quarterly [****] Waiver Payments and [****] Quarterly [****] Waiver Payments pursuant to Sections 2(d) and 2(g), the fixed payment pursuant to Section 2(k) and any Mitigation Payments owed pursuant to Section 4 of this Sixth Amendment, and AMD’s continued compliance with Section 8 of this Sixth Amendment, FoundryCo agrees to waive any claim it may have arising out of or relating to the requirements of the Agreement with respect to the tape out and sourcing by AMD from [****] for the [****] Product [****] (the “[****] Waiver Products,” and the waiver relating to such [****] Waiver Product, the “[****] Waiver”), provided that with respect to the [****] Waiver Product, the [****] Waiver will be effective only if (a) FoundryCo fails to [****] by [****], if [****], and (b) AMD has [****]. In any event, if FoundryCo fails to [****],

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

AMD and FoundryCo shall exercise good faith efforts to [****]. For clarification, the requirements for [****] shall be as mutually agreed by the parties in writing. For the avoidance of doubt, AMD and FoundryCo agree that any future related Products or derivatives relating to or emanating from the [****] Waiver Products, other than minor enhancements or modifications of the foregoing that result in Products that could be sold as substitutes for [****] Waiver Products without changes in product features, shall not be covered by any [****] Waiver. Changes in product features shall include, without limitation, [****]. To the extent that AMD believes that a minor enhancement or modification of any of the [****] Waiver Products is covered by the [****] Waiver, no later than [****] prior to taping out the enhanced or modified Product (or for such [****], promptly following AMD’s receipt of [****]), AMD shall provide FoundryCo with a written notice that includes a description of the enhancement or modification. In lieu of the notice requirements set forth in Section 15.4 of the Agreement, the notice requirement may be fulfilled via an email to the FoundryCo non-CFO Partnership Committee members. For the avoidance of doubt, no waivers exist for any other [****] Product and any such [****] Products are to be exclusively taped out to and manufactured by FoundryCo.

ii.
AMD shall purchase at least [****] of its [****] Waiver Products (if applicable pursuant to Section 2(f)(i), relating to [****]) from FoundryCo, with such purchase requirements to be treated in the same manner as the [****] Targets for [****] Waiver products pursuant to Section 2(e) above, and subject to the Exclusive Remedy unless one of the exclusions set forth in Section 2(e)(i) (a), (b) or (c) applies with respect to [****] Waiver Products. In order to achieve such [****] Waiver Products purchase requirements at FoundryCo, AMD shall also [****]. For purposes of clarification, FoundryCo shall not be required to [****]. Furthermore, the Parties will agree upon a plan for information and cooperation consistent with the requirements in the [****] Plan.

iii.
AMD agrees that its obligations of this Sixth Amendment related to the [****] Waiver Product apply even if the product is or is planned to be manufactured at a different Process Node or technology node at [****].

g.	[****] Quarterly [****] Waiver Payments
As partial consideration for the [****] Waiver, AMD agrees to pay to FoundryCo, on a quarterly basis, payments on a per-wafer basis (“[****] Quarterly [****] Waiver Payments”), with the amounts and commencement date of such [****] Quarterly [****] Waiver Payments to be mutually agreed by the Parties. The Parties agree that the framework for these payments shall be substantially similar to the [****] Quarterly [****] Waiver Payments pursuant to Section 2(d) above and the related annual true-up mechanism. If the Parties

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

are unable to agree upon the amounts and commencement date of the [****] Quarterly [****] Waiver Payments by [****], such issue shall be escalated to the Partnership Committee, with escalation to the Parties’ Chief Executive Officers per Section 3.2 of the Agreement if needed. If the Parties have not agreed upon the amount of the [****] Quarterly [****] Waiver Payments by [****], the [****] Waiver may be revoked by FoundryCo’s Chief Executive Officer providing written notice of revocation to AMD’s Chief Executive Officer. AMD’s obligation to make timely [****] Quarterly [****] Waiver Payments is unconditional, and AMD’s failure to make timely [****] Quarterly [****] Waiver Payments shall, in addition to any other remedies available to FoundryCo in this Agreement, or at law or equity, result in the termination of the [****] Waiver and [****] Waivers pursuant to the same process, notice and timelines for termination for a [****] Quarterly [****] Waiver Payment default as set forth in Section 2(d)(ii) above.

h.	[****] Limited Waiver
Subject to the terms and conditions set forth in Section 2(h)(i)-(iv) below, FoundryCo agrees to waive any claim it may have arising out of or relating to the requirements of the Agreement with respect to the tape out and sourcing by AMD from [****] of [****] Wafers of AMD’s [****] Product (the “[****] Waiver Product”, and a waiver relating to such Product, a “[****] Limited Waiver”). For the avoidance of doubt, AMD and FoundryCo agree that any future related products or derivatives related to or emanating from the [****] Waiver Product, other than minor enhancements or modifications of the foregoing that result in Products that could be sold as substitutes for such Product, without changes in product features, shall not be covered by the [****] Limited Waiver. Changes in product features shall include, without limitation, [****]. To the extent that AMD believes that a minor enhancement or modification of the [****] Waiver Product is covered by the [****] Limited Waiver, no later than [****] prior to taping out the enhanced or modified Product (or for such enhancements or modifications that AMD decides to implement within such [****] period, promptly following such decision), AMD shall provide FoundryCo with a written notice that includes a description of the enhancement or modification. In lieu of the notice requirements set forth in Section 15.4 of the Agreement, the notice requirement may be fulfilled via an email to the FoundryCo non-CFO Partnership Committee members. As a result of this [****] Limited Waiver, AMD will [****], including [****], to support [****].
The [****] of the [****] Limited Waiver may be [****] subject to the following terms and conditions:

i.
During [****], the Parties shall review [****] and discuss in good faith the following: [****]. If FoundryCo is determined to [****], the Parties shall meet and discuss in good faith [****]. In the event of a disagreement between

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

the Parties regarding [****], the Parties will promptly engage a mutually agreed representative from [****] to [****]. The Parties agree that the [****] representative’s findings must be provided to the Parties within [****] of such engagement and shall be binding on each of them.

ii.
If it is determined pursuant to the above process that [****], and subject to AMD’s continued compliance with Section 8 of this Sixth Amendment, the [****] Limited Waiver will apply to [****] production wafers. In addition, notwithstanding the [****] Limited Waiver, the Parties shall continue to work toward completion of the [****] with the objective of enabling FoundryCo to [****] as soon as possible. In any event, once the [****], AMD will [****]. Upon the [****], AMD will [****]. If it is determined that FoundryCo is [****], then the parties will negotiate in good faith to (A) [****] and/or (B) [****]; and (C) if either or both of (A) or (B) are agreed, the parties shall also negotiate in good faith the appropriate compensation to FoundryCo for such additional waivers. The Parties’ discussions shall take into consideration [****], as well as AMD’s continued compliance with Section 8 of this Sixth Amendment.

iii.
The [****] Limited Waiver does not apply to [****], and AMD will purchase [****] from FoundryCo, with pricing for such Products to be agreed by the Parties in the same manner as [****] Products as set forth in Section 3(b) of this Sixth Amendment.

The provisions of this Section 2(h) shall survive the expiration of the 5-year Period.

i.	[****] Products

i.	Section 2.1(c) of the Original WSA is hereby amended and restated in its entirety to read as follows:
(c)    [****] Products.
i.    With respect to [****] Products [****], AMD commits to tape out to FoundryCo and to have FoundryCo exclusively manufacture [****]; provided that, if [****], then [****], [****] Products scheduled to be taped out [****] shall be taped out to FoundryCo and exclusively manufactured by FoundryCo. However, if [****], then, in addition to any [****] Product previously taped out at another foundry, the Parties shall discuss in good faith AMD’s potential tape out and sourcing from another foundry of one or more additional [****] Products, taking into consideration AMD’s continued compliance with [****] and FoundryCo’s progress with respect to [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

ii.    With respect to AMD’s obligations regarding the tapeout, sourcing and purchases of [****] Products from FoundryCo [****], the terms of the Prior Amendments shall continue to apply.

j.	Chipset Products
As stated above, AMD will purchase [****] Chipset Products from FoundryCo; provided, however, that if AMD purchases a company or assets from a company that has at the time of acquisition, Chipset Products in production or that have already taped out for manufacture at a third party foundry, such acquired Chipset Products will not be subject to this Section 2(j). The following defined term shall be added to the Agreement immediately following Section 1.29:
“1.29.1 “Chipset Products” shall mean one or more integrated circuits marketed and sold by AMD as a separate product, that are manufactured at the [****]nm and any smaller Process Node, and that are designed to mediate the flow of data between the central processing unit and peripheral devices using a PCI, PCIe, universal serial bus (USB) Serial ATA (SATA), low pin count (LPC), Integrated Drive Electronics (IDE), Azalia HD Audio (AZ), Serial Peripheral Interface (SPI), Secure Digital Input Output (SDIO) or similar bus.”
The provisions of this Section 2.j shall survive the expiration of the 5-year Period.

k.	AMD Fixed Payment
As partial consideration for the [****] Waivers, [****] Waivers, the [****] Waivers, and the [****] Limited Waiver, AMD shall pay FoundryCo a total of  one hundred million dollars ($100,000,000) in cash, payable in installments within [****] of AMD’s receipt of FoundryCo’s invoice as follows: (i) $25,000,000, which may be invoiced on or after September 15, 2016; (ii) $25,000,000, which may be invoiced on or after December 15, 2016; (iii) $25,000,000, which may be invoiced on or after March 15, 2017; and (iv) $25,000,000 which may be invoiced on or after June 15, 2017.  AMD’s payment obligation with respect to such payments shall be unconditional and AMD shall pay such amounts without reduction, abatement, diminution, counterclaim, set-off, defense, recoupment, deferment or other limitation, regardless of the acts, breaches or omissions, or alleged acts, breaches or omissions, of FoundryCo under the Agreement or otherwise, or for any other reason whatsoever. Any failure to make the above timely payments, in whole or in part, shall result in termination of the [****] Waivers, [****] Waivers, the [****] Waivers, and the [****] Limited Waiver.

3.	AMENDMENTS RELATED TO PRODUCT AND PRODUCT PRICING

a.	Product Forecasts, Purchase Orders and Roadmaps

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

i.
In lieu of the forecasting requirements of Section 5.1 of the Original WSA, AMD will provide FoundryCo, in writing on a monthly basis, with a non-binding, rolling [****] forecast of its monthly volume requirements for [****] MPU Products, [****] MPU Products, GPU Products, Chipset Products and Other Future Products, identified by Process Node. Notwithstanding the foregoing, the first [****] of the [****] rolling forecast referenced above will detail AMD’s monthly volume requirements by Product and will be binding with respect to the total Wafer volume on a Product level basis during such [****] period only, and the [****] of the [****] rolling forecast will be binding with respect to the total Wafer volume on a technology basis during such [****] period only (accordingly, notwithstanding the Original WSA, the term “Binding Forecast” will mean AMD’s Product forecast for the first [****] of such [****] forecast as provided herein, and “Binding Forecast Period” will mean such [****] period). AMD acknowledges and agrees that FoundryCo may rely on such forecasts for the purposes of scheduling manufacturing and other resources in accordance with the terms of the Agreement.

ii.	In addition to the forecast requirements described in Section 3(a)(i) above, AMD shall provide FoundryCo the following within [****] following the execution of this Sixth Amendment:

1.	A non-binding product roadmap by technology that includes the tape-out dates for a [****] horizon (i.e., [****]), to be updated and provided to FoundryCo on a [****] basis (end of each [****]); and

2.
A non-binding volumes forecast that includes all products, separately aggregated by technology and by product type ([****] MPU Products, [****] MPU Products, GPU Products, Chipset Products, and Other Future Products), for a [****] horizon, to be updated and provided to FoundryCo on or before [****] of each year.

iii.
AMD agrees to provide FoundryCo detailed Product mix information and purchase orders, on the date hereof, for all 2016 Production Wafers scheduled for delivery in the [****] of 2016. Notwithstanding the foregoing or any other provision of this Agreement or any purchase order to the contrary, FoundryCo acknowledges and agrees that AMD may update actual Product mix information in accordance with AMD’s [****] process (currently referred to as the Universal Order Book process), by which AMD will provide FoundryCo updated Product mix information by [****]. The Parties agree to meet and discuss in good faith any flexibility regarding Product volumes, taking into consideration purchase orders, pricing, capacity constraints, Products started to date and margin. In the event the Parties are unable to agree within [****] after discussing in good faith, such disagreement will be escalated to the Partnership Committee and, if required, the Parties’ respective Chief Executive Officers pursuant to Section 3.2 of the Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

iv.
AMD agrees to provide FoundryCo detailed Product mix information and purchase orders on a [****] frequency. The Product mix information and purchase orders shall be released and reflect the Product mix for at least [****] in advance of the commencement of manufacturing for each Product. Notwithstanding the foregoing or any other provision of this Agreement or any purchase order to the contrary, but without diminishing any of AMD’s obligations to comply with Section 4 of this Sixth Amendment, FoundryCo acknowledges and agrees that AMD may update actual Product mix information in accordance with AMD’s [****] process (currently referred to as the Universal Order Book process), by which AMD will provide FoundryCo updated Product mix information by [****]. Without diminishing any of AMD’s obligations to comply with Section 4 of this Sixth Amendment, the Parties agree to meet and discuss in good faith any flexibility regarding product volumes, taking into consideration purchase orders, pricing, capacity constraints, Product started to date and margin. In the event the Parties are unable to agree within [****] days after discussing in good faith, such disagreement will be escalated to the Partnership Committee and, if required, the Parties’ respective Chief Executive Officers pursuant to Section 3.2 of the Agreement.

v.
FoundryCo may at its option [****]. Within [****] of receiving such notice, AMD shall provide FoundryCo with its desired Product mix for such [****] period, and FoundryCo will adhere to such Product mix. If AMD does not respond within [****], FoundryCo may build ahead Products based on the latest the Product mix information released by AMD to FoundryCo and such Product mix shall be binding upon AMD.

With respect to Production Wafers that are covered by the [****] of AMD’s binding forecast, FoundryCo may also [****], but only upon mutual agreement with AMD regarding the Product mix, such agreement not to be unreasonably withheld or delayed.
FoundryCo shall have the option of selecting the location for storage of such Production Wafers at either FoundryCo’s own premises or at a third party’s premises subcontracted by FoundryCo, provided that such third party is obligated to maintain the Wafers in accordance with industry standards. [****] shall bear the storage costs of any Production Wafers stored at [****]. FoundryCo agrees to use reasonable commercial efforts to properly store such Production Wafers in accordance with applicable industry standards. FoundryCo agrees that it will deliver to storage pursuant to this Section 3(a)(v) only Production Wafers that exceed the applicable [****] determined as mutually agreed by the Parties at the time [****] and that Section 9 of the Agreement shall apply to the Production Wafers placed in storage pursuant to this Section 3.a.v, including for any Production Wafers that do not meet such [****]. In the event of capacity constraints relating to [****], FoundryCo

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

may deliver to storage Production Wafers which are [****]. The applicable [****] for such wafers upon [****] shall be based on the [****] of such wafers [****]. Title and risk of loss of any stored Production Wafers shall remain with FoundryCo until delivered to AMD in accordance with the applicable delivery schedule and terms for such Production Wafers.

vi.
If and to the extent that AMD has not delivered the applicable Product mix information relating to Production Wafers in accordance with the dates set forth in Section3(a)(iii) or 3(a)(iv) above, then FoundryCo may manufacture such Production Wafers based on the most recent Product mix information provided by AMD pursuant to Section 3(a)(i) above; provided, that if AMD had not previously made available the contemplated Product mix information FoundryCo may develop and submit its plan for production of Products to AMD for discussion, and in the absence of a definitive response by AMD within [****] of receipt of such plan FoundryCo may manufacture such Production Wafers based on its proposed plan and AMD shall be obligated to take delivery of and pay for such Wafers pursuant to the payment provisions set forth in the Agreement. If and to the extent that AMD has not delivered purchase orders for specified Production Wafers in accordance with the dates set forth in Section 3(a)(iii) or 3(a)(iv) above, then FoundryCo shall thereafter have the right to send an invoice to AMD at the time when the applicable specified Production Wafers are delivered reflecting the price of the applicable Production Wafers for which such purchase orders have not been provided.

b.	Product Pricing

i.	Notwithstanding Section 7.1 and Exhibit A of the Original WSA, the Parties agree to the pricing for 2016 products as set forth in Schedule 3(b) herein.

ii.
Subject at all times to the exclusivity obligations of the Agreement and the Annual Effective Revenue Floor requirements set forth in Section 4 of this Sixth Amendment, AMD and FoundryCo agree to use commercially reasonable efforts to agree within [****] following execution of this Sixth Amendment on 2017 pricing, and by [****] of each of 2017, 2018 and 2019 on the pricing for the annual period following December 31 of such year.

iii.
With respect to [****] and [****] Products only, the Parties agree that pricing will be set at [****] and to the extent mutually agreed, [****]. If the Parties are unable to agree upon the [****] and [****], if any, for [****] and [****] Products, FoundryCo may elect to consult with a third party independent advisor (“[****] Advisor”) to provide a prompt opinion as to the [****]. The identity of the [****] Advisor must also be reasonably agreeable to AMD, and both Parties shall consider the opinion of the [****] Advisor in good faith. The Parties shall also discuss in good faith the inclusion of [****] in the pricing for [****] and [****] Products.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

iv.
If AMD and FoundryCo are unable to agree on the pricing pursuant to Section 3(b)(ii) or 3(b)(iii) above with respect to any calendar year, then the price for all existing [****] Products (including, for avoidance of doubt, any [****] and [****] Products), shall [****]. With respect to any such [****] Products on [****], the prices shall [****]. In addition, Section 7.1(b) of the Agreement shall be amended and restated in its entirety to read as follows:

“The pricing for [****] Products shall be agreed on an annual basis; provided, however that the Parties agree that such pricing shall be based on competitive market pricing. The price for Engineering Wafers for [****] Products shall be determined by mutual written agreement of the Parties on a case-by-case basis.”

v.
Section 7.1 of the Agreement shall be amended by the addition of the following language as a new sub-Section 7.1(c-2) (to be inserted between existing sub-Sections 7.1(c) and 7.1(d)), which shall read in its entirety as follows:

“(c-2) Chipset Product Pricing. The pricing for Chipset Products shall be based on competitive market pricing. The price for Engineering Wafers for Chipset Products shall be determined by mutual written agreement of the Parties on a case-by-case basis.”

c.
Subsection 3(b)(iii) above will expire at the end of the 5-year Period; provided, however, if prior to December 31, 2020 the Parties have agreed that the pricing for any [****] and [****] Products will be effective for a period of time following the expiration of the 5-year Period, such pricing shall survive for the previously agreed period of time. The remainder of this Section 3 shall survive the expiration of the 5-year Period.

4.	ANNUAL FLOOR[****]; MITIGATION PAYMENTS

a.	Annual Revenue Floor[****]

i.
AMD shall purchase from FoundryCo, for each fiscal year from 2016 until 2020, at a minimum the applicable Annual Effective Revenue Floor, which shall be defined as the dollar amount equal to the greater of:

1.	The [****]; or

2.	The [****].

ii.	For the purposes of this Sixth Amendment, the following definitions shall apply:

1.	“[****]” shall for a given fiscal year equal the dollar amounts set forth for that year in Schedule 4(a)(ii)(3) attached hereto.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

2.	“[****]” for a given fiscal year shall be as set forth for that year in Schedule 4(a)(ii)(5) attached hereto.

3.	“[****]” shall mean for a given fiscal year the dollar amount equal to [****].

4.
“Delta from the Applicable Floor” shall mean, in cases where FoundryCo’s Actual Annual Revenue from AMD is less than the Annual Effective Revenue Floor in any given year, the dollar amount equal to the difference between these two amounts.

5.
“FoundryCo’s Actual Annual Revenue From AMD” shall mean the total amounts invoiced by FoundryCo ([****]) from AMD’s purchase of Production Wafers from FoundryCo during each fiscal year. For the avoidance of doubt, “FoundryCo’s Actual Annual Revenue From AMD” shall include [****].

6.
“Total Annual AMD Foundry Wafer Spend” shall mean the total amounts invoiced to AMD ([****]) by FoundryCo or any other permitted foundry for all of its MPU Product, GPU Product, Chipset Product and Other Future Product production wafer purchases for a given fiscal year. For the avoidance of doubt, “Total Annual AMD Foundry Wafer Spend” shall include [****].

7.	“[****]” shall mean [****]. For the avoidance of doubt, “[****]” shall include [****].

b.
In the event FoundryCo’s Actual Annual Revenue From AMD is less than the Annual Effective Revenue Floor, AMD shall make mitigation payments (“Mitigation Payments”) to FoundryCo, within [****] of the end of such fiscal year, equal to the following:

i.
In the event the Delta from the Applicable Floor is less than [****] for the applicable year, AMD shall pay to FoundryCo an amount equal to [****] of the Delta from the Applicable Floor for the applicable fiscal year.

ii.
In the event the Delta from the Applicable Floor is greater than or equal to [****] for the applicable year, AMD shall pay to Foundry an amount equal to [****] of the Delta from the Applicable Floor for the applicable fiscal year.

iii.	An illustrative example of the calculation of Mitigation Payments is set forth in Schedule 4(b)(iii) attached hereto.

c.	In the event AMD is unable to meet the requirements of Section 4(a) as a direct result of FoundryCo having insufficient capacity (as acknowledged in a writing

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

by FoundryCo to AMD) and AMD had provided sufficient forecasting to allow FoundryCo a reasonable opportunity to prepare for the volume of Product ordered, or if FoundryCo had sufficient capacity in place to meet AMD’s Product requirements but informed AMD in writing that it allocated such capacity to other FoundryCo customers, then the Parties will engage in good faith discussions to adjust the Mitigation Payments to account for such unavailable capacity for the applicable time periods.

d.
If FoundryCo is determined to be [****], then provided that (i) AMD has been taking, and will continue to take, all reasonable measures to achieve the applicable [****] for [****], including in particular [****]; (ii) AMD is [****]; (iii) AMD has continued to cooperate with the 7nm Operational Plan; (iv) AMD has continued to cooperate with the [****] Plan; and (v) AMD has complied with the exclusivity requirements to date during the 5-year Period; the Parties will engage in good faith discussions during the [****] period prior to end of [****] to mutually agree on an appropriate reduction to the [****] for the applicable year, taking into account FoundryCo’s capacity and any constraints to such capacity or supply.

e.
FoundryCo agrees that receipt of the Mitigation Payments shall be the sole and exclusive remedy for AMD’s failure to meet the applicable Annual Effective Revenue Floor. For avoidance of doubt, and without prejudice to Section 2(e)(i) of this Sixth Amendment, the foregoing sentence shall not limit FoundryCo’s remedies with respect to any other failure or breach of the Agreement by AMD, including without limitation any failure by AMD to comply with its exclusivity obligations, [****] and its obligations to remit payments for Products, services and waivers in a timely manner.

f.	The provisions of this Section 4 shall survive the expiration of the 5-year Period but only as applicable to any Mitigation Payments owed with respect to the 5-year Period.

5.	SORTING AND MASK SERVICES

a.
The Parties agree that Section 4.2(a) of the Original WSA will no longer apply, and that the Parties shall negotiate in good faith and mutually agree upon terms and conditions to govern AMD’s future purchases of Sort Services from FoundryCo. Notwithstanding the foregoing, AMD shall [****]. The Parties’ good faith discussions shall take into account FoundryCo’s utilization of its existing equipment and tooling, and its performance of Sort Services on all new Products (including [****]), and that consignment by AMD of equipment and tooling necessary for FoundryCo to perform Sort Services, [****], will be only as mutually agreed.

b.	AMD agrees that it shall procure mask services for Production Wafers provided by FoundryCo [****] from FoundryCo during the 5-Year Period.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

6.	[****]

a.
Notwithstanding Section [****] of the Original WSA, the provisions of Exhibit B as relate to [****] and the related provisions regarding [****] shall govern. Except for the [****] and [****] provided in Exhibit B, which shall only apply to [****] Products and [****] Products, there are no [****] or [****] requirements or other committed [****] with respect to any Products to be delivered by FoundryCo to AMD during the 5-Year Period. Except as otherwise stated above, FoundryCo’s obligations with respect to [****] and [****] shall remain as set forth in the Original WSA.

7.	REPORTS AND AUDIT

a.
Reports Related to Waived Products. In order to assist FoundryCo in confirming AMD’s compliance with the exclusivity obligations set forth in the Agreement and the applicable waiver payments, AMD agrees to provide the following written reports, which AMD represents to be true and accurate upon issuance of each report and which, in all cases, shall be subject to the audit provisions set forth in Section 8 of the Agreement.

i.	No later than [****] following the conclusion of each [****], AMD shall provide FoundryCo with a written report stating:

1.	the name and technology node of each [****] Waiver Product, [****] Waiver Product, [****] Waiver Product and [****] Limited Waiver Product.

2.
the total Wafer volumes for the [****] Waiver Products, [****] Waiver Products, [****] Waiver Products and [****] Waiver Product (each such category collectively) purchased during the prior [****] that were manufactured at FoundryCo; and

3.	the total wafer volumes purchased of the [****] Waiver Products, [****] Waiver Products, [****] Waiver Products and [****] Waiver Product that were manufactured at [****] during the prior [****].

ii.
Upon the execution of this Sixth Amendment, AMD shall provide the same information above corresponding to the [****] of 2016 with respect to all waiver products, as well as a good faith forecast of the same for the [****] of 2016.

b.
Reports Related to Annual Volumes and Mitigation Payments. In order to assist FoundryCo in confirming AMD’s compliance with its Annual Revenue Floor as set forth in the Agreement and any applicable Mitigation Payments, AMD agrees to provide the following written reports, which AMD represents

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

to be true and accurate upon issuance of each report and which, in all cases, shall be subject to the audit provisions set forth in Section 8 of the Agreement.

i.	No later than [****] following each [****], AMD shall provide FoundryCo with a written report stating the [****] for such [****].

ii.	No later than [****] after the execution of this Sixth Amendment, AMD shall provide the same information above corresponding to the [****] of 2016.

iii.	No later than [****] following each [****], AMD shall disclose to FoundryCo the Total Annual AMD Foundry Wafer Spend.

c.	Audit Rights. Section 8.1(b) of the Original WSA is hereby amended and restated in its entirety as follows:
“AMD. AMD shall keep records in sufficient detail to enable FoundryCo to determine that AMD has complied with its exclusivity obligations and commitments pursuant to the Agreement. AMD shall permit said records to be inspected, at FoundryCo’s expense, upon reasonable advance notice, during regular business hours by an independent auditor selected by FoundryCo and approved by AMD, which approval shall not be unreasonably withheld. The audit shall be for the purposes of (i) verifying that AMD has complied with its exclusivity obligations and commitments pursuant to the Agreement and (ii) confirming the accuracy of any additional amounts payable by AMD to FoundryCo as described in Section 2, Section 3 and Section 4 of the Sixth Amendment. Inspections conducted under this Section 8.1(b) shall be at FoundryCo’s expense, unless AMD has failed to comply with its exclusivity obligations, payment obligations and commitments pursuant to the Agreement, or has a non-compliance variance adverse to FoundryCo with respect to additional amounts payable pursuant to Section 2, Section 3 and/or Section 4 of the Sixth Amendment of [****] percent ([****]%) or more, in which case AMD shall bear the reasonable expenses of such audit.”

d.
The provisions of this Section 7 shall survive the expiration of the 5-year Period but only as applicable to activities that occurred during the 5-year Period, and payments owed in connection with such activities.

8.	7NM OPERATIONAL PLAN

a.
The Parties shall work in a spirit of partnership and good faith to focus resources to assist FoundryCo to develop its 7nm process technology in accordance with its time schedule. AMD shall provide such cooperation as reasonably required to enable FoundryCo to manufacture 7nm products for AMD consistent with AMD’s time schedule for 7nm Products. The details of such cooperation will be mutually agreed and set forth in an operational plan, which plan shall be based on the elements further described in Exhibit A (the “7nm Operational

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Plan”). The Parties acknowledge that certain elements of the 7nm Operational Plan will be updated from time to time per the Parties’ mutual agreement in order to fulfill the objectives set forth in this Section 8 until the 7nm Operational Plan is complete.

2.	PRIOR AMENDMENTS

a.	Section 1.48 of the Agreement is hereby amended and restated in its entirety to read as follows:
“1.48 FoundryCo Sales Entities shall mean USOpCo, GLOBALFOUNDRIES Singapore Pte. Ltd. (a private limited Singapore company and a wholly-owned subsidiary of FoundryCo) and any other direct or indirect wholly-owned subsidiaries of FoundryCo to which FoundryCo has delegated the responsibility to process purchase orders from AMD and to offer to sell and sell Products to AMD in accordance with this Agreement.”

b.	Section 15.11(c) of the Agreement shall be amended and restated in its entirety as follows:
“(c)    Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be referred to, and shall be finally and exclusively resolved by, arbitration under the LCIA Rules then in effect, as amended by this Section 15.11, which LCIA Rules are deemed to be incorporated by reference into this Section 15.11. The seat, or legal place, of the arbitration shall be London, England. The language of the arbitration shall be English. The number of arbitrators shall be three. Each party shall nominate one arbitrator and the two arbitrators nominated by the Parties shall, within thirty (30) days of the appointment of the second arbitrator, agree upon and nominate a third arbitrator who shall act as Chairman of the Tribunal. If no agreement is reached within thirty (30) days, the LCIA Court shall appoint a third arbitrator to act as Chairman of the Tribunal. It is hereby expressly agreed that if there is more than one claimant party or more than one respondent party, the claimant parties shall together nominate one arbitrator and the respondent parties shall together nominate one arbitrator. In the event that a sole claimant or the claimant parties, on the one side, or a sole respondent or the respondent parties, on the other side, fails to nominate its/their arbitrator, such arbitrator shall be appointed by the LCIA Court. Any award issued by the arbitrators shall be final and binding upon the Parties, and, subject to this Section 15.11, may be entered and enforced in any court of competent jurisdiction by any of the Parties. In the event any party subject to such final and binding award desires to have it confirmed by a final order of a court, the only court which may do so shall be a court of competent jurisdiction located in London, England; provided however, that nothing in this sentence shall prejudice or prevent a party from enforcing the arbitrators’ final and binding award in any court of competent jurisdiction. The Parties hereto acknowledge and agree that any breach of the terms of this Agreement could give rise to irreparable harm for which money damages would not be an adequate

Exhibit 10.3

remedy. Accordingly, the Parties agree that, prior to the formation of the Tribunal, the Parties have the right to apply exclusively to any court of competent jurisdiction or other judicial authority located in London, England for interim or conservatory measures, including, without limitation, to compel arbitration (an “Interim Relief Proceeding”). Furthermore, the Parties agree that, after the formation of the Tribunal, the arbitrators shall have the sole and exclusive power to grant temporary, preliminary and permanent relief, including injunctive relief and specific performance, and any then pending Interim Relief Proceeding shall be discontinued without prejudice to the rights of any of the parties thereto. Unless otherwise ordered by the arbitrators pursuant to the terms hereof, the arbitrators’ expenses shall be shared equally by the Parties. In furtherance of the foregoing, each of the Parties hereto irrevocably submits to: (i) the exclusive jurisdiction of the courts of England located in London, England in relation to any Interim Relief Proceeding and; (ii) the non-exclusive jurisdiction of the courts of England located in London, England with respect to the enforcement of any arbitral award rendered in accordance with this Section 15.11; and, with respect to any such suit, action or proceeding, waives any objection that it may have to the courts of England located in London, England on the grounds of inconvenient forum. For the avoidance of doubt, where an arbitral tribunal is appointed under this Agreement, the whole of its award shall be deemed for the purposes of the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of 1958 to be contemplated by this Agreement, as the case may be (and judgment on any such award may be entered in accordance with the provisions set forth in this Section 15.11).”

c.	The provisions of this Section 9 shall survive the expiration of the 5-year Period.

10.	ADDITIONAL AGREEMENTS

a.
As partial consideration for the mutual agreements and covenants set forth in this Sixth Amendment, including but not limited to the [****] Waivers, [****] Waivers, the [****] Waivers, and the [****] Limited Waiver, AMD and USOpCo agree that AMD and West Coast Hitech L.P. will enter into a separate agreement (the “Warrant Agreement”) whereby AMD will grant to West Coast Hitech L.P. the right to purchase from AMD seventy-five million (75,000,000) shares of AMD Common Stock, pursuant to the terms, conditions and restrictions set forth in the Warrant Agreement.

b.	Section 15.4 of the Original WSA is hereby amended and restated in its entirety as follows:
“Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with  this Section 15.4):
(a)    If to FoundryCo or USOpCo:
GLOBALFOUNDRIES
2600 Great America Way
Legal Department
Santa Clara, California 95054
Attention: General Counsel

(b)   If to AMD:
Advanced Micro Devices, Inc.
7171 Southwest Parkway
MS 100.T
Austin, Texas 78735
Attention: General Counsel

c.	The provisions of this Section 10 shall survive the expiration of the 5-year Period.

11.	MISCELLANEOUS

a.
The Partnership Committee will consist of the people listed in Schedule 11.a or their equivalent replacements. The Partnership Committee may invite any other executives or subject matter experts to attend a Partnership Committee meeting to the extent required to resolve a dispute. For the avoidance of doubt, the Partnership Committee responsibilities, in addition to the responsibilities set forth in Section 3.2(a) of the Agreement, include the following specific items:

1.	Any disputes arising out of the 7nm Operational Plan;

2.	Any disputes arising out of the calculations or payments to be made as a result of [****], [****], [****] Waiver Payments or other payments to be made under this Sixth Amendment; and

3.	Any disputes arising out of the calculations or payments to be made pursuant to Section 4 of this Sixth Amendment.

b.	Each of FoundryCo and AMD represents and warrants that this Sixth Amendment has been duly authorized, executed and delivered by it, that this

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Sixth Amendment is duly enforceable pursuant to its terms and that the execution, delivery and performance of this Sixth Amendment does not conflict with applicable law or any of its organizational documents or result in a breach or violation of, or constitute a default under, any agreement to which it is a respective party.

c.
Each of FoundryCo and AMD acknowledges the importance of prompt collaboration and communication with respect to all communications and announcements, whether by press release or otherwise, in respect of their commercial relationship and, as such, agrees to work together and coordinate such communications and announcements, and will make such communications and announcements available to the other party in advance to the extent reasonably possible. This Section 11(c) shall not affect, waive or otherwise amend the existing provisions of the Agreement with respect to communications and announcements.

d.
In order to avoid miscommunications or misunderstandings concerning whether a Party has agreed to amend or waive any provision of the Agreement, no amendments or waivers shall be effective or agreed by any Party unless such amendment or waiver is expressed in a writing specifically identified as such and signed by the Chief Executive Officer or Chief Financial Officer of FoundryCo and by the Chief Executive Officer or Chief Financial Officer of AMD, and no emails or other written communications, oral communications or actions or inactions by employees of any Party that may be inconsistent with the expressed written provisions of the Agreement shall serve as a basis for any Party to argue or establish that an amendment, waiver, or estoppel has been effected with respect to any written provision of this Agreement.

e.	All references to “fiscal quarter” or “fiscal year” herein shall mean FoundryCo’s fiscal quarter or fiscal year, unless explicitly noted otherwise.

f.
Other than as expressly provided in this Sixth Amendment, no other amendments are being made to the Agreement, and all other provisions of the Agreement shall remain in full force and effect in accordance with the terms of the Agreement.

[Signature page follows]

Exhibit 10.3

IN WITNESS WHEREOF, the Parties have caused this Sixth Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ADVANCED MICRO DEVICES, INC.
By: /s/ Devinder Kumar
Name: Devinder Kumar
Title: Senior Vice President & CFO

GLOBALFOUNDRIES INC.
By: /s/ John P. Goldsberry
Name: John P. Goldsberry
Title: Senior Vice President & CFO

GLOBALFOUNDRIES U.S. INC.
By: /s/ John P. Goldsberry
Name: John P. Goldsberry
Title: Senior Vice President & CFO

Exhibit 10.3

Schedule 2(d)(i)– [****] Waiver Payment
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Schedule 2(d)(ii) – Illustrative Examples of [****] Quarterly Waiver Payment Calculation
[*****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

[*****] = Two pages of confidential information, marked by brackets, have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Schedule 3(b) – 2016 Pricing
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Schedule 4(a)(ii)(3) – [****]
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Schedule 4(a)(ii)(5) – [****]
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Schedule 4(b)(iii) – Illustrative Examples of Mitigation Payments

Example 1:
[****]
Example 2
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Schedule 11(a) – Initial Partnership Committee Membership
For AMD: [****]
For FoundryCo: [****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

EXHIBIT A
7nm Operational Plan Elements
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

Exhibit B
[****]

The Parties shall mutually agree upon [****], as well as [****], for the Products. With respect to [****] and [****], the Parties agree that [****]. Notwithstanding any other provision of this Agreement, the Parties agree that [****], as further described in this Exhibit B, shall only apply to [****] and [****]. Any disputes regarding [****] that cannot be resolved by the working-level teams, including [****], shall be promptly escalated to the Partnership Committee for resolution.

1.	DEFINITIONS:

a.	“[****]” with respect to a particular Product shall mean [****]. The Parties agree that [****].

b.	“[****]” shall mean [****].

c.	“[****]” shall mean [****].

d.	“[****]” means[****].

e.	“[****]” shall mean [****].

f.	“[****]” for a particular time period and Product shall mean[****]. [****].

g.
“[****]” for [****] shall mean [****] (as calculated below) [****] setting forth such [****] for such [****], equal to the [****] AMD [****] in order to [****] FoundryCo for the [****] to AMD as relates to any [****] as a result of FoundryCo [****] the [****] for such time period for such Product after taking into account the provisions of Section 5 below.

2.	[****]
The Parties will meet at least quarterly to [****] and to discuss and agree in writing on any [****] or [****], as applicable, taking into account the [****], and AMD will provide FoundryCo a copy of any applicable [****] relied upon by AMD as part of this determination. For the purposes of this Section 2:

a.	[****] for a particular Product shall [****] for such Product and [****]. The Parties may otherwise mutually agree on limited shipments of scrap wafers.

b.	In the event [****]. If [****], the Parties shall [****]. If the Parties are unable to agree upon a resolution, the issue may be escalated by either Party to the Partnership Committee.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

c.	[****].

d.	For the purposes of [****]. For the purposes of [****]. [****].

e.
In the event any process changes are proposed and demonstrated to improve or modify Yield performance, capacity or reliability of Production Wafers, AMD will provide prompt change support. If such change support is not provided promptly by AMD, [****]. The Parties further agree that prior to FoundryCo instituting any such changes, the Parties will align in good faith to: (i) understand the approval and/or data requirements necessary for such changes; and (ii) to seek prompt approval from AMD’s customers as necessary to implement the changes.

f.	[****].

3.	[****]

a.
In the event that, due to a [****], FoundryCo fails to [****] during a [****], then FoundryCo agrees, subject to any modifications resulting from Section 5 below, to provide [****]. In the event FoundryCo exceeds [****] during a [****], then FoundryCo will receive, subject to any modifications resulting from Section 5 below, [****].

4.	[****]
For the purposes of [****] and Section 5 below:

a.
In the event that Foundry Co has elected to provide [****] in the form of [****], [****] shall be delivered to AMD [****] but in no case will the delivery date exceed [****] from the date of the determination of any [****] related thereto. [****] are expected to be [****] to the [****] for the applicable Product during the [****] in which they are delivered to AMD; if any [****] fail to meet such [****], then the Parties will meet to discuss the issue in good faith.

b.
In the event FoundryCo has elected to provide [****] in the form of [****], FoundryCo will discuss the [****] to be provided with AMD in good faith in advance of Wafer starts and, at AMD’s option, [****] may take the form of [****] of [****], provided those [****] are of the same technology, and FoundryCo and AMD will agree on which and on how much [****] will be provided (taking into consideration [****]). Notwithstanding the forgoing, to the extent [****].

c.	If [****] is requested by AMD, FoundryCo will [****] pursuant to terms and conditions of [****] to be mutually agreed by the Parties.

d.	In the event Foundry has elected to provide [****] in the form of [****], a [****] in the amount of such [****] will be issued to AMD for use in the subsequent [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

5.	[****]

a.
If, on a quarterly basis, the [****] in the actual [****] versus the [****] for a particular Product is [****] such [****] by an amount less than [****] (on a [****] basis compared to such [****]), then the Parties agree that any such resulting [****] or [****] from the [****] produced shall be applied to the Parties [****] or [****] accordingly.

b.
If, on a quarterly basis, the actual [****] for a Product is [****] the applicable [****] by an amount greater than [****] (on a [****] basis compared to such [****]), then the Parties agree that the first [****] of any such [****] shall be [****] by the Parties pursuant to Section 5(a) above, but amounts in excess of [****] will be, in the event of a [****], solely to the benefit of [****] (i.e. [****] the [****] as relates to that Product), and in the event of a [****], solely at the cost of [****] (i.e. [****] the [****] as relates to that Product).

c.
Notwithstanding anything herein to the contrary, the Parties agree that this Section 5(c) and the related [****] shall not apply to (X) Wafers that are [****] by FoundryCo [****] as a result of a [****] or (Y) the [****] for the [****]. As relates to the [****], the following provisions set forth in this Section 5(c) shall apply:

i.	If, on a quarterly basis, [****] is less than the [****] for the production of [****], AMD shall be entitled to [****];

ii.	If, on a quarterly basis, [****] is greater than the [****] for the production of [****], then [****] shall be payable to FoundryCo for any amounts by which [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.